                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                               January 18, 1994




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS

          Information contained in news release issued by the Registrant on January 18, 1994 regarding actions taken at its Board of Directors meeting held on January 17, 1994.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          c)   Exhibits.

               99   PacifiCorp news release issued January 18, 1994.


                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By:
                                            __________________________________
                                            Daniel L. Spalding
                                            Senior Vice President

Date:  January 19, 1994

                                 EXHIBIT INDEX


                                                                    Sequential
Exhibit                                                                Page
Number    Document Description                                        Number
_______   ____________________                                      __________

99        PacifiCorp news release issued
          January 18, 1994.